UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2021

Malacca Straits Acquisition Company Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 601-2, St. George’s Building

2 Ice House Street

Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +852 21060888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	MLACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	MLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	MLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 19, 2021, the audit committee of the board of directors (the “Audit Committee”) and management of Malacca Straits Acquisition Company Limited (the “Company”) concluded that the audited financial statements for the fiscal year ended December 31, 2020 (the “Restatement Period”), which were issued in the Company’s previously filed Annual Report on Form 10-K for such period, should no longer be relied upon.

On April 12, 2021, the staff (the “SEC Staff”) of the Securities and Exchange Commission (the “SEC”) issued a public statement (the “SEC Staff Statement”) entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”).” In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to warrants issued by SPACs such as the Company may require the warrants to be classified as liabilities on the SPAC’s balance sheet, as opposed to equity.

Since the date of their issuance in connection with the Company’s initial public offering in July 2020, the Company’s public warrants and private placement warrants have been reflected as a component of equity, as opposed to liabilities, on the balance sheet. After considering the SEC Staff Statement and discussion, the Audit Committee concluded that the Company’s audited financial statements for the Restatement Period should be restated and that the Company’s public warrants and private placement warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in the statement of operations for the Restatement Period. As a result, the Company will restate its historical financial results for the Restatement Period to reflect the change in accounting treatment (the “Restatement”). The Company will file an amendment to the Annual Report on Form 10-K for the year ended December 31, 2020 to reflect the Restatement as soon as practicable after the date hereof.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm. Withum was provided with a copy of the disclosures made herein and was given the opportunity to review these disclosures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2021

MALACCA STRAITS ACQUISITION COMPANY LIMITED

By:	/s/ Kenneth Ng
	Name:	Kenneth Ng
	Title:	Chief Executive Officer

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